SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                  FORM 8-K



                               CURRENT REPORT



                      Pursuant to Section 13 or 15(b) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 13, 1994


                        Northern States Power Company
            (Exact name of registrant as specified in its charter)

                                 Minnesota
               (State or other jurisdiction of incorporation)


            1-3034                             41-0448030
    (Commission File Number)        (IRS Employer Identification No.)


      414 Nicollet Mall, Mpls, MN                  55401
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code    612-330-5500



(Former name of former address, if changed since last report)





Item 4.     Changes in Registrant's Certifying Accountant.

      a. On December 13, 1994, management of Northern States Power Company (Minnesota) informed Deloitte & Touche LLP of a plan to recommend a change in independent accountants for 1995 at the regularly scheduled meeting of the Audit Committee of the Company's Board of Directors on December 14, 1994.

      b. At the regularly scheduled meetings on December 14, 1994, the Audit Committee of the Company's Board of Directors recommended, and the Board approved, the appointment of the accounting firm of Price Waterhouse LLP as independent accountants for the Registrant for 1995. The change in independent accountants is subject to ratification by the Company's shareholders at the Annual Meeting on April 26, 1995.

      c. On December 14, 1994, Company management informed Deloitte & Touche LLP that the firm would no longer be engaged as independent accountants for the Registrant and its subsidiaries after the completion of audit work for the fiscal year ended December 31, 1994.

      d. During the two most recent fiscal years ended December 31, 1992 and 1993, and during subsequent interim periods through December 16, 1994, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

      e. Deloitte & Touche LLP's reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1992 and 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. Their reports for the fiscal years ended December 31, 1992 and 1993 included a fourth paragraph which referred to changes in the Company's method of accounting for revenue recognition in 1992 and postretirement healthcare costs in 1993.

      f. During the two most recent fiscal years ended December 31, 1992 and 1993, and during subsequent interim periods through December 16, 1994, there were no reportable events (as defined in Commission Regulation S-K Item 304(a)(1)(v)).

      g. The Registrant requested Deloitte & Touche LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. Deloitte & Touche LLP's letter dated December 16, 1994 is filed as Exhibit 16 to this Form 8-K.


Item 7.   Financial Statements and Exhibits

Exhibit No. 16 - Letter from Deloitte & Touche LLP dated December 16, 1994.




                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


      NORTHERN STATES POWER COMPANY (MINNESOTA)
        (Registrant)


                                    (Roger D. Sandeen)
                                    Roger D. Sandeen
                                    Vice President, Controller
                                     and Chief Information Officer
                                    (Duly Authorized Officer)




Date: December 16, 1994

                              EXHIBIT INDEX

Method of     Exhibit
 Filing         No.         Description

   DT         16.01         Letter Regarding Change in Certifying Accountant


DT = Filed electronically with this direct transmission.